UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22215

International Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: June 30

Date of reporting period: December 31, 2018

Michael W. Stockton

International Growth and Income Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

International Growth and Income FundSM Semi-annual report for the six months ended December 31, 2018

Pursues growth and
income opportunities
across international
markets

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the American Funds website (americanfunds.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at americanfunds.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

International Growth and Income Fund seeks to provide you with long-term growth of capital while providing current income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2018:

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	-19.30%	-1.60%	5.82%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio was 0.90% for Class A shares as of the prospectus dated September 1, 2018.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of January 31, 2019, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 2.30%.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Fellow investors:

In a period characterized by rising U.S. interest rates, simmering trade tensions and decelerating growth in China and other major economies, international stock markets suffered a sharp selloff over the first half of the fund’s fiscal year.

For the six months ended December 31, 2018, International Growth and Income Fund fell 11.33%. That result outpaced the 12.62% decline of the Lipper International Funds Index, a peer group measure. However, the fund trailed the –10.84% total return of its primary benchmark, the MSCI ACWI (All Country World Index) ex USA. The index, which reflects the returns of more than 40 developed- and developing-country stock markets, is unmanaged and, therefore, has no expenses. We take a long-term approach to investing, and we note that the fund has outpaced both measures over its lifetime, as the table below shows.

International Growth and Income Fund seeks to provide investors with current income and long-term growth of capital. The fund paid dividends totaling 29 cents during the period.

Results at a glance

For periods ended December 31, 2018, with all distributions reinvested

	Cumulative
	total returns		Average annual total returns
					Lifetime
	6 months	1 year	5 years	10 years	(since 10/1/08)

International Growth and Income Fund (Class A shares)	–11.33%	–14.39%	–0.43%	6.45%	5.41%
MSCI ACWI (All Country World Index) ex USA*	–10.84	–14.20	0.68	6.57	3.74
Lipper International Funds Index†	–12.62	–14.94	0.70	6.80	4.20

*	The market index is unmanaged and therefore has no expenses. Investors cannot invest directly in an index.
†	Results for the Lipper index do not reflect sales charges. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.

International Growth and Income Fund	1

Increasing uncertainty drives market turbulence

International equity markets fell as investors increasingly focused on mounting economic and political uncertainty around the world. In the early weeks of the period, non-U.S. stock prices moved modestly higher, but reversed course by August as investors focused on tightening U.S. monetary policy and decelerating growth in China and Europe. In addition, escalating trade tensions between the U.S. and China rattled markets as companies strained under the weight of rising tariffs and the arrest of an executive at a Chinese telecommunications company. Persistent U.S. dollar strength and higher interest rates further dampened returns in overseas markets.

In Europe, stocks plummeted amid slowing economic growth in the Eurozone and increasing anxieties about the U.K.’s impending departure from the European Union. British Prime Minister Theresa May delayed until January a vote on a proposed Brexit deal with the EU. Shortly after the close of the period, the measure was overwhelmingly rejected by British lawmakers, further amplifying uncertainty over the EU’s future. Gross domestic product growth in the 19-member Eurozone slowed to an annualized 0.6% in the third quarter, down from 2.7% at the end of 2017.

Japanese equities fell amid the escalating trade dispute between the U.S. and China and mixed economic data. Meanwhile, emerging markets stocks tumbled, hurt by the strengthening U.S. dollar, worries about trade relations and indications that China’s growth was decelerating more rapidly than expected. Chinese stocks slid 17.43%* as the world’s second-largest economy expanded 6.50% year over year in the third quarter, its slowest pace since early 2009.

*	Unless otherwise noted, country and stock returns are based on MSCI indexes, expressed in U.S. dollars, and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes.

Largest equity holdings

(as of December 31, 2018)

Company	Country of domicile	Percent of net assets

Taiwan Semiconductor Manufacturing	Taiwan	3.3%
Royal Dutch Shell	United Kingdom	2.5
AstraZeneca	United Kingdom	2.5
Nestlé	Switzerland	1.8
AIA Group	Hong Kong	1.8
Airbus	France	1.7
DBS Group Holdings	Singapore	1.5
Vale	Brazil	1.4
Wynn Macau	Hong Kong	1.4
Prudential	United Kingdom	1.4

2	International Growth and Income Fund

Virtually all sectors decline

Every sector within the MSCI ACWI ex USA index declined for U.S. investors, with defensive areas of the market generally holding up better than cyclical sectors. The utilities sector posted a modest increase in local currency terms, but that translated into a 0.49% decline for U.S. dollar-based investors. The new communications services sector, as well as the real estate and health care sectors, recorded single-digit declines, outpacing the broader market return. The information technology sector recorded the steepest decline, sliding 16.68%, as makers of components in smartphones and internet-connected devices were weighed down by soft demand for their products.

A look inside the portfolio

Select holdings in the consumer discretionary sector weighed on the fund’s total return. Casino operators Wynn Macau, the fund’s ninth-largest holding, and MGM China plummeted 32.23% and 27.66% respectively, amid concerns over decelerating economic growth in China and the escalating trade dispute between China and the U.S. Luxury apparel maker Hugo Boss fell 31.94%. Consumer electronics maker Sony (–5.44%) also lost ground, but outpaced the broader market decline.

Investments in the consumer staples sector also hurt returns. British American Tobacco shares fell sharply for a number of reasons, including government efforts to reduce nicotine levels in cigarettes and a decline in the shares of some U.K.-based companies due to worries over increasingly tense Brexit negotiations. However, Swiss food and beverage maker Nestlé advanced 4.53%.

Returns for investments in financials companies also hurt the fund’s overall result. Among insurers, U.K.-domiciled Prudential declined 21.94% in part over Brexit concerns, and No. 5 holding AIA group (–5.07%) also edged lower. Shares of India’s HDFC Bank slipped 1.28%, pressured by a wider selloff across Indian financial stocks as sentiment was hit by tightening liquidity and ratings downgrades focused on non-banking finance lenders. Among banks, DBS Group Holdings and Société Générale both recorded double-digit losses.

Investments in the real estate sector were among the bright spots in a generally downbeat period, producing positive returns. Link Real Estate Investment Trust, which manages shopping malls and parking garages in Hong Kong, rose 10.89% during the period.

Elsewhere among the fund’s top 10 holdings, shares of Taiwan Semiconductor Manufacturing Company (TSMC) rose as revenue growth was driven by strong sales of components to the computer sector, especially in the Chinese market. Investments in pharmaceutical maker AstraZeneca and Brazilian mining company Vale also generated gains. However, shares of No. 2 position Royal Dutch Shell declined after second-quarter earnings fell short of forecasts.

International Growth and Income Fund	3

Where the fund’s assets were invested

Percent of net assets by country of domicile as of 12/31/18

Europe	International Growth and Income Fund	MSCI ACWI ex USA[1]

Eurozone[2]	23.8%	21.5%
United Kingdom	15.5	11.4
Switzerland	4.0	5.8
Denmark	1.8	1.2
Russian Federation	1.8	1.0
Sweden	1.6	1.8
Norway	.2	.5
Other Europe	—	.6
	48.7	43.8
Asia/Pacific
Japan	7.1	16.6
Hong Kong	6.7	2.6
Taiwan	4.6	3.0
China	3.9	7.9
India	3.3	2.4
South Korea	2.2	3.6
Singapore	1.5	.9
Other Asia/Pacific	2.2	7.0
	31.5	44.0
The Americas
Brazil	4.0	2.0
Canada	3.7	6.5
United States	3.3	—
Mexico	.5	.7
Other Americas	—	.5
	11.5	9.7
Other
South Africa	1.0	1.6
Other countries	.5	.9
	1.5	2.5

Bonds, notes & other debt instruments, short-term securities & other assets less liabilities	6.8	—

Total	100.0%	100.0%

[1]	The MSCI ACWI (All Country World Index) ex USA is weighted by market capitalization.
[2]	Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.

4	International Growth and Income Fund

Looking forward

Since the global financial crisis we have seen extraordinary recovery in the United States, but international markets have experienced a much more muted recovery. There are many reasons for this divergence. The U.S. reacted reasonably well and reasonably quickly to address the financial crisis. More recently, stimuli including tax cuts and deregulation have helped sustain soaring profits for U.S. companies. Conversely, international markets have struggled for a number of reasons. In Europe, political uncertainty has been a dark cloud over equity markets. These clouds will likely remain well into 2019. British Prime Minister Theresa May’s failure to win approval of a plan to leave the European Union raises further uncertainty about the U.K.’s relationship with the EU. In China, growth has decelerated much more than anticipated by investors. Rising U.S. interest rates and a strong dollar have further pressured international stock markets. In addition, dividend-paying equities — a focus of this fund — have not generally provided much resistance to choppy markets.

That said, we believe much of the market turbulence in recent months, though it may very well continue, is partly the result of anticipatory anxiety. While growth has certainly slowed in a number of markets — and politics remain murky — our outlook for international equities remains constructive. We still expect reasonably solid growth in the coming months. Most importantly, valuation differentials between U.S. companies and comparable international companies are at historic discrepancies. While valuation alone has not historically been a signal to invest, we are finding no shortage of opportunities to invest in what we believe are excellent companies with strong business models whose valuations are incredibly attractive relative to U.S. counterparts.

We remain committed to the notion that well-established companies that pay meaningful dividends can hold up better during turbulent markets and add value for investors over the long term. We thank you for your continued support and look forward to reporting back to you at the end of the fiscal year.

Cordially,

Steven T. Watson

Co-President

Andrew B. Suzman

Co-President

February 14, 2019

For current information about the fund, visit americanfunds.com.

International Growth and Income Fund	5

Summary investment portfolio December 31, 2018	unaudited

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
Eurozone*	23.80%
United Kingdom	15.53
Japan	7.06
Hong Kong	6.65
Taiwan	4.57
Brazil	4.03
Switzerland	3.95
China	3.93
Canada	3.73
Other countries	19.97
Bonds, notes & other debt instruments, short-term securities & other assets less liabilities	6.78

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

Common stocks 93.22%	Shares	Value (000)
Financials 17.98%
AIA Group Ltd.	28,223,600	$234,281
DBS Group Holdings Ltd.	11,422,700	198,543
Prudential PLC	10,011,200	178,899
HDFC Bank Ltd.	3,422,860	104,022
HDFC Bank Ltd. (ADR)	641,307	66,433
Société Générale	4,934,000	157,270
Toronto-Dominion Bank (CAD denominated)	1,887,000	93,797
B3 SA - Brasil, Bolsa, Balcao	12,671,000	87,650
Euronext NV	1,353,835	78,023
AXA SA	3,555,300	76,818
Other securities		1,078,649
		2,354,385

Consumer discretionary 11.10%
Wynn Macau, Ltd.	83,676,000	182,515
Sony Corp.[1]	2,540,000	122,868
MGM China Holdings, Ltd.	62,052,000	104,127

6	International Growth and Income Fund

	Shares	Value (000)
Sands China Ltd.	17,533,200	$76,801
Other securities		967,244
		1,453,555

Information technology 10.67%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	59,984,506	436,839
Samsung Electronics Co., Ltd., nonvoting preferred[1]	4,926,095	139,655
Samsung Electronics Co., Ltd.[1]	625,000	21,588
ASML Holding NV	902,500	141,829
Vanguard International Semiconductor Corp.[1]	61,775,000	118,182
Broadcom Inc.	433,300	110,179
Murata Manufacturing Co., Ltd.[1]	717,500	97,270
Other securities		331,600
		1,397,142

Industrials 8.83%
Airbus SE, non-registered shares	2,297,900	221,051
BAE Systems PLC	15,013,000	87,871
Meggitt PLC	13,457,067	80,788
Alliance Global Group, Inc.[1]	350,520,000	79,309
Other securities		686,355
		1,155,374

Energy 8.55%
Royal Dutch Shell PLC, Class B	10,584,515	315,690
Royal Dutch Shell PLC, Class B (ADR)	180,000	10,789
Royal Dutch Shell PLC, Class A	119,990	3,529
TOTAL SA	2,801,779	148,244
Enbridge Inc. (CAD denominated)	3,490,388	108,429
Enbridge Inc. (CAD denominated)[2]	133,054	4,133
LUKOIL Oil Co. PJSC (ADR)	1,305,000	93,282
Other securities		434,501
		1,118,597

Health care 7.88%
AstraZeneca PLC	4,403,300	329,619
Sanofi	1,909,200	165,504
Novartis AG1	1,292,600	110,421
Other securities		425,548
		1,031,092

Consumer staples 7.56%
Nestlé SA1	2,977,450	241,681
British American Tobacco PLC	3,771,400	120,176
Kao Corp.[1]	1,438,750	106,772
Other securities		521,456
		990,085

Materials 7.14%
Vale SA, ordinary nominative	10,192,937	134,126
Vale SA, ordinary nominative (ADR)	4,090,000	53,947
Rio Tinto PLC	2,205,000	104,831
Air Liquide SA1	485,222	60,292
Air Liquide SA, bonus shares[1]	221,127	27,477

International Growth and Income Fund	7

Common stocks (continued)	Shares	Value (000)
Materials (continued)
Air Liquide SA, non-registered shares	55,300	$6,871
Akzo Nobel NV	1,156,000	93,244
Koninklijke DSM NV	1,130,000	92,493
Glencore PLC	24,259,856	90,090
Other securities		271,124
		934,495

Communication services 6.85%
Nintendo Co., Ltd.[1]	518,800	138,139
Vodafone Group PLC	39,273,900	76,539
BT Group PLC	25,030,000	75,962
Other securities		605,550
		896,190

Utilities 3.98%
Enel SPA[1]	27,497,196	158,914
Ørsted AS1	1,293,630	86,324
Other securities		276,227
		521,465

Real estate 2.68%
Link Real Estate Investment Trust REIT	13,450,152	136,211
CK Asset Holdings Ltd.	12,492,244	91,412
Other securities		123,708
		351,331

Total common stocks (cost: $11,877,881,000)		12,203,711

Convertible bonds 0.22%	Principal amount (000)
Financials 0.22%
Other securities		28,865

Total convertible bonds (cost: $28,393,000)		28,865

Bonds, notes & other debt instruments 0.04%
U.S. Treasury bonds & notes 0.04%
U.S. Treasury 0.04%
Other securities		4,989

Total bonds, notes & other debt instruments (cost: $4,991,000)		4,989

Short-term securities 6.14%
Commonwealth Bank of Australia 2.50% due 1/23/2019[2]	$125,600	125,402
Mizuho Bank, Ltd. 2.42%–2.60% due 1/4/2019–2/21/2019[2]	89,800	89,604
Nordea Bank AB 2.69% due 3/5/2019[2]	103,100	102,621

8	International Growth and Income Fund

	Principal amount (000)	Value (000)
Toronto-Dominion Bank 2.39%–2.72% due 1/7/2019–3/11/2019[2]	$160,200	$159,758
Other securities		327,146

Total short-term securities (cost: $804,714,000)		804,531
Total investment securities 99.62% (cost: $12,715,979,000)		13,042,096
Other assets less liabilities 0.38%		49,843

Net assets 100.00%		$13,091,939

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

International Growth and Income Fund	9

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $3,793,243,000, which represented 28.97% of the net assets of the fund. This amount includes $3,671,961,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $690,670,000, which represented 5.28% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

See notes to financial statements

10	International Growth and Income Fund

Financial statements

Statement of assets and liabilities	unaudited
at December 31, 2018	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $12,715,979)		$13,042,096
Cash		430
Cash denominated in currencies other than U.S. dollars (cost: $1,769)		1,769
Receivables for:
Sales of investments	$202
Sales of fund’s shares	75,687
Dividends and interest	43,676
Other	81	119,646
		13,163,941
Liabilities:
Payables for:
Purchases of investments	18,372
Repurchases of fund’s shares	41,944
Investment advisory services	5,388
Services provided by related parties	1,728
Trustees’ deferred compensation	2,239
Other	2,331	72,002
Net assets at December 31, 2018		$13,091,939

Net assets consist of:
Capital paid in on shares of beneficial interest		$13,652,456
Total accumulated loss		(560,517)
Net assets at December 31, 2018		$13,091,939

See notes to financial statements

International Growth and Income Fund	11

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (448,095 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$4,220,176	144,426		$29.22
Class C	200,984	6,895		29.15
Class T	10	—	*	29.21
Class F-1	189,799	6,488		29.26
Class F-2	2,529,843	86,551		29.23
Class F-3	2,230,686	76,376		29.21
Class 529-A	128,363	4,399		29.18
Class 529-C	24,762	852		29.04
Class 529-E	4,725	162		29.18
Class 529-T	10	—	*	29.21
Class 529-F-1	18,244	624		29.22
Class R-1	2,895	99		29.15
Class R-2	48,428	1,666		29.07
Class R-2E	2,940	101		29.10
Class R-3	57,567	1,974		29.16
Class R-4	59,023	2,021		29.20
Class R-5E	2,822	97		29.19
Class R-5	23,969	816		29.37
Class R-6	3,346,693	114,548		29.22

*	Amount less than one thousand.

See notes to financial statements

12	International Growth and Income Fund

Statement of operations	unaudited
for the six months ended December 31, 2018	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $11,553)	$162,284
Interest	11,288	$173,572
Fees and expenses*:
Investment advisory services	33,880
Distribution services	8,203
Transfer agent services	4,945
Administrative services	2,596
Reports to shareholders	353
Registration statement and prospectus	958
Trustees’ compensation	66
Auditing and legal	43
Custodian	1,713
Other	127
Total fees and expenses before reimbursements	52,884
Less transfer agent services reimbursements	11
Total fees and expenses after reimbursements		52,873
Net investment income		120,699

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $6,647)	(51,835)
Forward currency contracts	146
Currency transactions	728	(50,961)
Net unrealized depreciation on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $113)	(1,716,075)
Forward currency contracts	(146)
Currency translations	(433)	(1,716,654)
Net realized loss and unrealized depreciation		(1,767,615)

Net decrease in net assets resulting from operations		$(1,646,916)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

See notes to financial statements

International Growth and Income Fund	13

Statements of changes in net assets
(dollars in thousands)

	Six months ended December 31, 2018*	Year ended June 30, 2018
Operations:
Net investment income	$120,699	$334,460
Net realized (loss) gain	(50,961)	305,687
Net unrealized (depreciation) appreciation	(1,716,654)	131,627
Net (decrease) increase in net assets resulting from operations	(1,646,916)	771,774

Distributions paid to shareholders	(139,292)	(342,768)

Net capital share transactions	629,294	1,279,898

Total (decrease) increase in net assets	(1,156,914)	1,708,904

Net assets:
Beginning of period	14,248,853	12,539,949
End of period	$13,091,939	$14,248,853

*	Unaudited.

See notes to financial statements

14	International Growth and Income Fund

Notes to financial statements	unaudited

1. Organization

International Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital while providing current income.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting

International Growth and Income Fund	15

principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

16	International Growth and Income Fund

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation

International Growth and Income Fund	17

guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are

18	International Growth and Income Fund

reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2018 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$2,056,774	$297,611	$—	$2,354,385
Consumer discretionary	974,812	478,743	—	1,453,555
Information technology	379,753	1,017,389	—	1,397,142
Industrials	869,025	286,349	—	1,155,374
Energy	1,063,705	54,892	—	1,118,597
Health care	683,293	347,799	—	1,031,092
Consumer staples	474,497	515,588	—	990,085
Materials	745,770	188,725	—	934,495
Communication services	569,730	326,460	—	896,190
Utilities	276,227	245,238	—	521,465
Real estate	316,882	34,449	—	351,331
Convertible bonds	—	28,865	—	28,865
Bonds, notes & other debt instruments	—	4,989	—	4,989
Short-term securities	—	804,531	—	804,531
Total	$8,410,468	$4,631,628	$—	$13,042,096

International Growth and Income Fund	19

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these

20	International Growth and Income Fund

countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. As of December 31, 2018, the fund did not have any open forward currency contracts. The average notional amount of open forward currency contracts while held was $33,079,000.

International Growth and Income Fund	21

The following table presents the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the six months ended, December 31, 2018 (dollars in thousands):

		Net realized gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$146	Net unrealized depreciation on forward currency contracts	$(146)

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2018, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses; non-U.S. taxes on capital gains and income

22	International Growth and Income Fund

on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of June 30, 2018, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$41,178
Capital loss carryforward*	(781,847)

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or in subsequent years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

As of December 31, 2018, the tax basis unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Gross unrealized appreciation on investments	$1,498,009
Gross unrealized depreciation on investments	(1,245,569)
Net unrealized appreciation on investments	252,440
Cost of investments	12,789,656

International Growth and Income Fund	23

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

Share class	Six months ended December 31, 2018		Year ended June 30, 2018
Class A	$42,272		$114,223
Class C	1,183		3,850
Class T	—	*	—	*
Class F-1	1,864		6,433
Class F-2	27,041		67,703
Class F-3	26,204		58,840
Class 529-A	1,251		3,411
Class 529-C	138		433
Class 529-E	38		108
Class 529-T	—	*	—	*
Class 529-F-1	180		438
Class R-1	17		59
Class R-2	274		885
Class R-2E	21		55
Class R-3	473		1,400
Class R-4	635		1,974
Class R-5E	32		13
Class R-5	317		874
Class R-6	37,352		82,069
Total	$139,292		$342,768

*	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.440% on such assets in excess of $17 billion. For the six months ended December 31, 2018, the investment advisory services fee was $33,880,000, which was equivalent to an annualized rate of 0.480% of average daily net assets.

24	International Growth and Income Fund

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2018, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. Administrative services are provided by CRMC to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also

International Growth and Income Fund	25

include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement between the fund and CRMC provides the fund the ability to charge an administrative services fee of 0.05% of average daily net assets for all share classes. Currently Class A shares pay an annual fee of 0.01% of average daily net assets (which could be increased as noted above) and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the six months ended December 31, 2018, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$5,983	$2,772		$234		Not applicable
Class C	1,155	138		58		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	270	144		55		Not applicable
Class F-2	Not applicable	1,418		669		Not applicable
Class F-3	Not applicable	149		610		Not applicable
Class 529-A	163	78		36		$47
Class 529-C	137	15		7		9
Class 529-E	12	1		1		2
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	10		5		6
Class R-1	16	2		1		Not applicable
Class R-2	201	100		13		Not applicable
Class R-2E	9	4		1		Not applicable
Class R-3	163	55		16		Not applicable
Class R-4	94	42		19		Not applicable
Class R-5E	Not applicable	2		1		Not applicable
Class R-5	Not applicable	8		8		Not applicable
Class R-6	Not applicable	7		862		Not applicable
Total class-specific expenses	$8,203	$4,945		$2,596		$64

*	Amount less than one thousand.

26	International Growth and Income Fund

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $66,000 in the fund’s statement of operations reflects $184,000 in current fees (either paid in cash or deferred) and a net decrease of $118,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund has purchased from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the six months ended December 31, 2018, the fund engaged in such purchase and sale transactions with related funds in the amounts of $141,593,000 and $172,669,000, respectively.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the six months ended December 31, 2018.

International Growth and Income Fund	27

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Six months ended December 31, 2018

Class A	$372,486	12,054	$41,433		1,289		$(530,132)	(16,946)	$(116,213)	(3,603)
Class C	13,662	442	1,171		36		(35,415)	(1,133)	(20,582)	(655)
Class T	—	—	—		—		—	—	—	—
Class F-1	29,826	939	1,837		57		(65,768)	(2,034)	(34,105)	(1,038)
Class F-2	555,195	17,834	26,372		825		(429,366)	(13,727)	152,201	4,932
Class F-3	459,339	14,082	25,202		790		(245,521)	(7,834)	239,020	7,038
Class 529-A	8,102	257	1,251		39		(15,823)	(498)	(6,470)	(202)
Class 529-C	1,946	61	138		4		(3,101)	(98)	(1,017)	(33)
Class 529-E	623	20	38		1		(614)	(19)	47	2
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	4,185	134	180		5		(2,183)	(70)	2,182	69
Class R-1	158	4	17		—	†	(469)	(14)	(294)	(10)
Class R-2	6,381	203	274		8		(8,337)	(261)	(1,682)	(50)
Class R-2E	650	21	21		1		(531)	(17)	140	5
Class R-3	6,825	214	473		15		(11,441)	(358)	(4,143)	(129)
Class R-4	6,713	212	634		20		(23,120)	(737)	(15,773)	(505)
Class R-5E	2,946	88	32		1		(462)	(15)	2,516	74
Class R-5	1,922	59	316		10		(8,590)	(269)	(6,352)	(200)
Class R-6	461,902	14,461	37,325		1,172		(59,408)	(1,847)	439,819	13,786
Total net increase (decrease)	$1,932,861	61,085	$136,714		4,273		$(1,440,281)	(45,877)	$629,294	19,481

28	International Growth and Income Fund

	Sales*		Reinvestments of dividends				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended June 30, 2018

Class A	$612,102	17,658	$111,775		3,291		$(676,471)	(19,624)	$47,406	1,325
Class C	41,186	1,192	3,808		113		(59,655)	(1,737)	(14,661)	(432)
Class T	—	—	—		—		—	—	—	—
Class F-1	65,045	1,882	6,359		187		(199,633)	(5,848)	(128,229)	(3,779)
Class F-2	974,040	28,368	65,984		1,942		(860,503)	(24,953)	179,521	5,357
Class F-3	788,240	22,868	56,649		1,668		(422,458)	(12,203)	422,431	12,333
Class 529-A	29,379	848	3,410		100		(20,451)	(593)	12,338	355
Class 529-C	5,268	153	433		13		(9,572)	(279)	(3,871)	(113)
Class 529-E	1,169	34	108		3		(939)	(27)	338	10
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	5,766	168	437		13		(2,800)	(81)	3,403	100
Class R-1	649	19	59		2		(1,941)	(57)	(1,233)	(36)
Class R-2	18,692	543	884		26		(18,815)	(547)	761	22
Class R-2E	2,262	66	55		2		(1,012)	(30)	1,305	38
Class R-3	23,536	692	1,399		41		(24,403)	(708)	532	25
Class R-4	26,105	755	1,973		58		(35,128)	(1,022)	(7,050)	(209)
Class R-5E	777	23	13		—	†	(350)	(10)	440	13
Class R-5	11,200	321	873		26		(12,338)	(357)	(265)	(10)
Class R-6	872,870	25,273	81,987		2,414		(188,125)	(5,556)	766,732	22,131
Total net increase (decrease)	$3,478,286	100,863	$336,206		9,899		$(2,534,594)	(73,632)	$1,279,898	37,130

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $3,220,918,000 and $2,501,466,000, respectively, during the six months ended December 31, 2018.

International Growth and Income Fund	29

Financial highlights

		(Loss) income from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations
Class A:
12/31/2018[4,5]	$33.25	$.25	$(3.99)	$(3.74)
6/30/2018	32.03	.77	1.23	2.00
6/30/2017	27.81	.63	4.27	4.90
6/30/2016	31.99	.73	(4.11)	(3.38)
6/30/2015	36.56	.79	(3.53)	(2.74)
6/30/2014	32.06	1.23	5.82	7.05
Class C:
12/31/2018[4,5]	33.16	.13	(3.98)	(3.85)
6/30/2018	31.95	.49	1.23	1.72
6/30/2017	27.74	.38	4.27	4.65
6/30/2016	31.91	.48	(4.08)	(3.60)
6/30/2015	36.47	.53	(3.52)	(2.99)
6/30/2014	32.00	.95	5.80	6.75
Class T:
12/31/2018[4,5]	33.24	.28	(3.98)	(3.70)
6/30/2018	32.03	.84	1.22	2.06
6/30/2017[4,10]	30.40	.29	1.65	1.94
Class F-1:
12/31/2018[4,5]	33.29	.25	(4.00)	(3.75)
6/30/2018	32.06	.74	1.25	1.99
6/30/2017	27.80	.57	4.32	4.89
6/30/2016	31.98	.61	(4.00)	(3.39)
6/30/2015	36.55	.80	(3.56)	(2.76)
6/30/2014	32.06	1.23	5.79	7.02
Class F-2:
12/31/2018[4,5]	33.26	.28	(3.98)	(3.70)
6/30/2018	32.05	.85	1.22	2.07
6/30/2017	27.82	.65	4.32	4.97
6/30/2016	32.00	.87	(4.19)	(3.32)
6/30/2015	36.57	.91	(3.58)	(2.67)
6/30/2014	32.07	1.32	5.80	7.12
Class F-3:
12/31/2018[4,5]	33.23	.30	(3.98)	(3.68)
6/30/2018	32.02	.89	1.21	2.10
6/30/2017[4,11]	29.42	.64	2.41	3.05

30	International Growth and Income Fund

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
$(.29)	$—	$(.29)	$29.22	(11.33)%[6]	$4,220		.91%[7]		1.56%[7]
(.78)	—	(.78)	33.25	6.18	4,922		.90		2.23
(.68)	—	(.68)	32.03	17.80	4,700		.92		2.11
(.80)	—	(.80)	27.81	(10.62)	4,432		.91		2.52
(.86)	(.97)	(1.83)	31.99	(7.48)	5,050		.91		2.36
(1.18)	(1.37)	(2.55)	36.56	22.66	5,027		.91		3.54
(.16)	—	(.16)	29.15	(11.66)[6]	201		1.69	[7]	.78	[7]
(.51)	—	(.51)	33.16	5.35	250		1.69		1.43
(.44)	—	(.44)	31.95	16.83	255		1.72		1.28
(.57)	—	(.57)	27.74	(11.35)	263		1.72		1.68
(.60)	(.97)	(1.57)	31.91	(8.19)	323		1.69		1.58
(.91)	(1.37)	(2.28)	36.47	21.66	309		1.71		2.73
(.33)	—	(.33)	29.21	(11.23)[6,8]	—	[9]	.68	[7,8]	1.77	[7,8]
(.85)	—	(.85)	33.24	6.40 [8]	—	[9]	.69	[8]	2.44	[8]
(.31)	—	(.31)	32.03	6.37 [6,8]	—	[9]	.16	[6,8]	.93	[6,8]
(.28)	—	(.28)	29.26	(11.37)[6]	190		.95	[7]	1.54	[7]
(.76)	—	(.76)	33.29	6.16	250		.94		2.15
(.63)	—	(.63)	32.06	17.73	362		.97		1.93
(.79)	—	(.79)	27.80	(10.68)	768		.96		2.11
(.84)	(.97)	(1.81)	31.98	(7.52)	1,662		.95		2.38
(1.16)	(1.37)	(2.53)	36.55	22.57	1,226		.96		3.53
(.33)	—	(.33)	29.23	(11.22)[6]	2,530		.68	[7]	1.77	[7]
(.86)	—	(.86)	33.26	6.41	2,715		.68		2.46
(.74)	—	(.74)	32.05	18.04	2,444		.70		2.22
(.86)	—	(.86)	27.82	(10.43)	3,024		.70		3.02
(.93)	(.97)	(1.90)	32.00	(7.27)	2,161		.69		2.71
(1.25)	(1.37)	(2.62)	36.57	22.90	1,228		.70		3.79
(.34)	—	(.34)	29.21	(11.15)[6]	2,231		.59	[7]	1.86	[7]
(.89)	—	(.89)	33.23	6.53	2,304		.58		2.59
(.45)	—	(.45)	32.02	10.40 [6]	1,825		.25	[6]	1.99	[6]

See end of table for footnotes.

International Growth and Income Fund	31

Financial highlights (continued)

		(Loss) income from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations
Class 529-A:
12/31/2018[4,5]	$33.20	$.24	$(3.98)	$(3.74)
6/30/2018	31.99	.76	1.21	1.97
6/30/2017	27.78	.61	4.26	4.87
6/30/2016	31.96	.70	(4.10)	(3.40)
6/30/2015	36.52	.77	(3.52)	(2.75)
6/30/2014	32.03	1.21	5.80	7.01
Class 529-C:
12/31/2018[4,5]	33.05	.12	(3.97)	(3.85)
6/30/2018	31.83	.46	1.24	1.70
6/30/2017	27.64	.38	4.24	4.62
6/30/2016	31.81	.47	(4.09)	(3.62)
6/30/2015	36.36	.50	(3.51)	(3.01)
6/30/2014	31.91	.93	5.77	6.70
Class 529-E:
12/31/2018[4,5]	33.21	.21	(3.99)	(3.78)
6/30/2018	31.99	.68	1.23	1.91
6/30/2017	27.78	.56	4.25	4.81
6/30/2016	31.96	.62	(4.09)	(3.47)
6/30/2015	36.52	.70	(3.53)	(2.83)
6/30/2014	32.03	1.12	5.81	6.93
Class 529-T:
12/31/2018[4,5]	33.24	.27	(3.98)	(3.71)
6/30/2018	32.03	.83	1.22	2.05
6/30/2017[4,10]	30.40	.29	1.64	1.93
Class 529-F-1:
12/31/2018[4,5]	33.25	.27	(3.98)	(3.71)
6/30/2018	32.04	.84	1.21	2.05
6/30/2017	27.81	.69	4.26	4.95
6/30/2016	32.00	.79	(4.14)	(3.35)
6/30/2015	36.57	.83	(3.52)	(2.69)
6/30/2014	32.07	1.30	5.79	7.09
Class R-1:
12/31/2018[4,5]	33.16	.13	(3.97)	(3.84)
6/30/2018	31.95	.49	1.24	1.73
6/30/2017	27.74	.32	4.34	4.66
6/30/2016	31.91	.52	(4.09)	(3.57)
6/30/2015	36.49	.60	(3.55)	(2.95)
6/30/2014	32.01	1.14	5.74	6.88

32	International Growth and Income Fund

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
$(.28)	$—	$(.28)	$29.18	(11.35)%[6]	$128		.97%[7]		1.49%[7]
(.76)	—	(.76)	33.20	6.10	153		.95		2.20
(.66)	—	(.66)	31.99	17.71	136		.99		2.07
(.78)	—	(.78)	27.78	(10.71)	118		1.00		2.45
(.84)	(.97)	(1.81)	31.96	(7.52)	130		.97		2.29
(1.15)	(1.37)	(2.52)	36.52	22.56	129		.98		3.48
(.16)	—	(.16)	29.04	(11.71)[6]	25		1.73	[7]	.74	[7]
(.48)	—	(.48)	33.05	5.33	29		1.74		1.35
(.43)	—	(.43)	31.83	16.79	32		1.77		1.28
(.55)	—	(.55)	27.64	(11.44)	29		1.79		1.64
(.57)	(.97)	(1.54)	31.81	(8.26)	33		1.77		1.50
(.88)	(1.37)	(2.25)	36.36	21.56	32		1.78		2.67
(.25)	—	(.25)	29.18	(11.46)[6]	5		1.18	[7]	1.29	[7]
(.69)	—	(.69)	33.21	5.93	5		1.17		1.98
(.60)	—	(.60)	31.99	17.45	5		1.19		1.88
(.71)	—	(.71)	27.78	(10.92)	4		1.22		2.17
(.76)	(.97)	(1.73)	31.96	(7.74)	5		1.21		2.07
(1.07)	(1.37)	(2.44)	36.52	22.26	5		1.23		3.21
(.32)	—	(.32)	29.21	(11.25)[6,8]	—	[9]	.74	[7,8]	1.70	[7,8]
(.84)	—	(.84)	33.24	6.36 [8]	—	[9]	.73	[8]	2.40	[8]
(.30)	—	(.30)	32.03	6.36 [6,8]	—	[9]	.17	[6,8]	.92	[6,8]
(.32)	—	(.32)	29.22	(11.25)[6]	18		.74	[7]	1.68	[7]
(.84)	—	(.84)	33.25	6.36	18		.74		2.43
(.72)	—	(.72)	32.04	17.98	15		.77		2.32
(.84)	—	(.84)	27.81	(10.55)	11		.79		2.73
(.91)	(.97)	(1.88)	32.00	(7.34)	11		.77		2.47
(1.22)	(1.37)	(2.59)	36.57	22.81	11		.78		3.72
(.17)	—	(.17)	29.15	(11.65)[6,8]	3		1.66	[7,8]	.80	[7,8]
(.52)	—	(.52)	33.16	5.38 [8]	4		1.65	[8]	1.42	[8]
(.45)	—	(.45)	31.95	16.90	5		1.66		1.09
(.60)	—	(.60)	27.74	(11.25)[8]	10		1.59	[8]	1.80	[8]
(.66)	(.97)	(1.63)	31.91	(8.05)[8]	13		1.57	[8]	1.81	[8]
(1.03)	(1.37)	(2.40)	36.49	22.07 [8]	9		1.35	[8]	3.28	[8]

See end of table for footnotes.

International Growth and Income Fund	33

Financial highlights (continued)

		(Loss) income from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations
Class R-2:
12/31/2018[4,5]	$33.07	$.12	$(3.96)	$(3.84)
6/30/2018	31.87	.50	1.22	1.72
6/30/2017	27.68	.40	4.25	4.65
6/30/2016	31.85	.48	(4.10)	(3.62)
6/30/2015	36.40	.51	(3.51)	(3.00)
6/30/2014	31.94	.93	5.79	6.72
Class R-2E:
12/31/2018[4,5]	33.12	.17	(3.98)	(3.81)
6/30/2018	31.92	.61	1.22	1.83
6/30/2017	27.74	.59	4.16	4.75
6/30/2016	31.96	.87	(4.35)	(3.48)
6/30/2015[4,12]	35.91	.69	(2.75)	(2.06)
Class R-3:
12/31/2018[4,5]	33.18	.20	(3.99)	(3.79)
6/30/2018	31.97	.65	1.23	1.88
6/30/2017	27.76	.53	4.27	4.80
6/30/2016	31.94	.64	(4.12)	(3.48)
6/30/2015	36.50	.71	(3.55)	(2.84)
6/30/2014	32.02	1.09	5.82	6.91
Class R-4:
12/31/2018[4,5]	33.22	.25	(3.99)	(3.74)
6/30/2018	32.01	.75	1.23	1.98
6/30/2017	27.79	.63	4.27	4.90
6/30/2016	31.98	.73	(4.12)	(3.39)
6/30/2015	36.54	.83	(3.56)	(2.73)
6/30/2014	32.05	1.26	5.77	7.03
Class R-5E:
12/31/2018[4,5]	33.22	.27	(3.97)	(3.70)
6/30/2018	32.01	1.02	1.03	2.05
6/30/2017	27.79	.97	3.98	4.95
6/30/2016[4,13]	29.43	.54	(1.61)	(1.07)
Class R-5:
12/31/2018[4,5]	33.42	.30	(4.02)	(3.72)
6/30/2018	32.20	.88	1.22	2.10
6/30/2017	27.95	.73	4.29	5.02
6/30/2016	32.15	.82	(4.14)	(3.32)
6/30/2015	36.72	.92	(3.57)	(2.65)
6/30/2014	32.19	1.29	5.87	7.16

34	International Growth and Income Fund

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
$(.16)	$—	$(.16)	$29.07	(11.66)%[6]	$48		1.70%[7]		.77%[7]
(.52)	—	(.52)	33.07	5.38	57		1.66		1.46
(.46)	—	(.46)	31.87	16.89	54		1.68		1.37
(.55)	—	(.55)	27.68	(11.42)	47		1.79		1.66
(.58)	(.97)	(1.55)	31.85	(8.23)	52		1.74		1.51
(.89)	(1.37)	(2.26)	36.40	21.62	53		1.74		2.69
(.21)	—	(.21)	29.10	(11.56)[6]	3		1.41	[7]	1.05	[7]
(.63)	—	(.63)	33.12	5.69	3		1.38		1.79
(.57)	—	(.57)	31.92	17.24	2		1.40		1.98
(.74)	—	(.74)	27.74	(10.97)	—	[9]	1.38		3.19
(.92)	(.97)	(1.89)	31.96	(5.73)[6,8]	—	[9]	.77	[7,8]	2.48	[7,8]
(.23)	—	(.23)	29.16	(11.48)[6]	57		1.24	[7]	1.22	[7]
(.67)	—	(.67)	33.18	5.85	70		1.22		1.89
(.59)	—	(.59)	31.97	17.40	66		1.25		1.80
(.70)	—	(.70)	27.76	(10.95)	60		1.25		2.22
(.75)	(.97)	(1.72)	31.94	(7.77)	60		1.25		2.13
(1.06)	(1.37)	(2.43)	36.50	22.20	46		1.26		3.14
(.28)	—	(.28)	29.20	(11.33)[6]	59		.94	[7]	1.53	[7]
(.77)	—	(.77)	33.22	6.16	84		.92		2.18
(.68)	—	(.68)	32.01	17.77	87		.94		2.13
(.80)	—	(.80)	27.79	(10.67)	74		.93		2.54
(.86)	(.97)	(1.83)	31.98	(7.46)	72		.93		2.48
(1.17)	(1.37)	(2.54)	36.54	22.61	51		.93		3.62
(.33)	—	(.33)	29.19	(11.24)[6]	3		.72	[7]	1.71	[7]
(.84)	—	(.84)	33.22	6.36	1		.71		2.96
(.73)	—	(.73)	32.01	17.97	—	[9]	.71		3.19
(.57)	—	(.57)	27.79	(3.68)[6]	—	[9]	.78	[7]	3.16	[7]
(.33)	—	(.33)	29.37	(11.20)[6]	24		.63	[7]	1.88	[7]
(.88)	—	(.88)	33.42	6.48	34		.62		2.52
(.77)	—	(.77)	32.20	18.13	33		.63		2.46
(.88)	—	(.88)	27.95	(10.39)	26		.63		2.85
(.95)	(.97)	(1.92)	32.15	(7.19)	26		.63		2.72
(1.26)	(1.37)	(2.63)	36.72	22.95	21		.63		3.69

See end of table for footnotes.

International Growth and Income Fund	35

Financial highlights (continued)

		(Loss) income from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations
Class R-6:
12/31/2018[4,5]	$33.24	$.30	$(3.98)	$(3.68)
6/30/2018	32.03	.90	1.21	2.11
6/30/2017	27.81	.76	4.24	5.00
6/30/2016	31.99	.85	(4.13)	(3.28)
6/30/2015	36.56	.93	(3.56)	(2.63)
6/30/2014	32.06	1.37	5.79	7.16

	Six months ended
	December 31,	Year ended June 30
	2018[4,5,6]	2018	2017	2016	2015	2014
Portfolio turnover rate for all share classes	19%	27%	37%	37%	25%	29%

See notes to financial statements

36	International Growth and Income Fund

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets[2]
$(.34)	$—	$(.34)	$29.22	(11.15)%[6]	$3,347	.58%[7]	1.87%[7]
(.90)	—	(.90)	33.24	6.54	3,350	.57	2.62
(.78)	—	(.78)	32.03	18.17	2,519	.58	2.56
(.90)	—	(.90)	27.81	(10.33)	1,657	.58	2.98
(.97)	(.97)	(1.94)	31.99	(7.18)	1,305	.58	2.79
(1.29)	(1.37)	(2.66)	36.56	23.04	949	.59	3.91

[1]	Based on average shares outstanding.
[2]	For the year ended June 30, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.28 and .81 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Based on operations for a period that is less than a full year.
[5]	Unaudited.
[6]	Not annualized.
[7]	Annualized.
[8]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[9]	Amount less than $1 million.
[10]	Class T and 529-T shares began investment operations on April 7, 2017.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Class R-2E shares began investment operations on August 29, 2014.
[13]	Class R-5E shares began investment operations on November 20, 2015.

International Growth and Income Fund	37

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2018, through December 31, 2018).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

38	International Growth and Income Fund

	Beginning account value 7/1/2018	Ending account value 12/31/2018	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$886.74	$4.33	.91%
Class A – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class C – actual return	1,000.00	883.39	8.02	1.69
Class C – assumed 5% return	1,000.00	1,016.69	8.59	1.69
Class T – actual return	1,000.00	887.72	3.24	.68
Class T – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class F-1 – actual return	1,000.00	886.33	4.52	.95
Class F-1 – assumed 5% return	1,000.00	1,020.42	4.84	.95
Class F-2 – actual return	1,000.00	887.83	3.24	.68
Class F-2 – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class F-3 – actual return	1,000.00	888.45	2.81	.59
Class F-3 – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 529-A – actual return	1,000.00	886.52	4.61	.97
Class 529-A – assumed 5% return	1,000.00	1,020.32	4.94	.97
Class 529-C – actual return	1,000.00	882.90	8.21	1.73
Class 529-C – assumed 5% return	1,000.00	1,016.48	8.79	1.73
Class 529-E – actual return	1,000.00	885.38	5.61	1.18
Class 529-E – assumed 5% return	1,000.00	1,019.26	6.01	1.18
Class 529-T – actual return	1,000.00	887.46	3.52	.74
Class 529-T – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 529-F-1 – actual return	1,000.00	887.50	3.52	.74
Class 529-F-1 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class R-1 – actual return	1,000.00	883.48	7.88	1.66
Class R-1 – assumed 5% return	1,000.00	1,016.84	8.44	1.66
Class R-2 – actual return	1,000.00	883.38	8.07	1.70
Class R-2 – assumed 5% return	1,000.00	1,016.64	8.64	1.70
Class R-2E – actual return	1,000.00	884.41	6.70	1.41
Class R-2E – assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class R-3 – actual return	1,000.00	885.21	5.89	1.24
Class R-3 – assumed 5% return	1,000.00	1,018.95	6.31	1.24
Class R-4 – actual return	1,000.00	886.66	4.47	.94
Class R-4 – assumed 5% return	1,000.00	1,020.47	4.79	.94
Class R-5E – actual return	1,000.00	887.61	3.43	.72
Class R-5E – assumed 5% return	1,000.00	1,021.58	3.67	.72
Class R-5 – actual return	1,000.00	887.97	3.00	.63
Class R-5 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class R-6 – actual return	1,000.00	888.52	2.76	.58
Class R-6 – assumed 5% return	1,000.00	1,022.28	2.96	.58

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

International Growth and Income Fund	39

Approval of Investment Advisory and Service Agreement

International Growth and Income Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through January 31, 2020. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital with current income. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through July 31, 2018. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board committee reviewed the fund’s investment results measured against various indexes, including the Lipper International Funds Index and the MSCI All Country World ex-USA Index. They reviewed the results for

40	International Growth and Income Fund

the one-year, three-year, five-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund compared favorably to the results of the Lipper Index and the MSCI Index for the lifetime period and were mixed for shorter periods. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper International Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from receiving research obtained with commissions from portfolio transactions made on behalf of the fund and since that time has undertaken to bear the cost for such services. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology, as well as

International Growth and Income Fund	41

its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

42	International Growth and Income Fund

Results of special meeting of shareholders

Held November 28, 2018

Shares outstanding (all classes) on August 31, 2018 (record date)
437,625,277

Total shares voting on November 28, 2018
412,457,537 (94.2% of shares outstanding)

The proposal: to elect board members

	Votes for	Percent of shares voting for	Votes withheld	Percent of shares withheld
Hilda L. Applbaum	406,716,023	98.6%	5,741,515	1.4%
William H. Baribault	405,844,543	98.4	6,612,994	1.6
Michael Camuñez	406,290,945	98.5	6,166,593	1.5
Vanessa C.L. Chang	406,606,178	98.6	5,851,360	1.4
Linda Griego	406,460,195	98.5	5,997,342	1.5
Gregory D. Johnson	406,202,436	98.5	6,255,101	1.5
Leonade D. Jones	405,942,090	98.4	6,515,448	1.6
William D. Jones	405,916,185	98.4	6,541,352	1.6
James J. Postl	406,024,324	98.4	6,433,213	1.6
Josette Sheeran	406,674,964	98.6	5,782,573	1.4
Margaret Spellings	406,435,006	98.5	6,022,531	1.5
Isaac Stein	405,931,129	98.4	6,526,408	1.6

International Growth and Income Fund	43

Office of the fund

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP

300 South Grand Avenue, 22nd Floor

Los Angeles, CA 90071-3132

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

44	International Growth and Income Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2018, portfolio of International Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

International Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of International Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2019, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record

Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 75% of 10-year periods and 80% of 20-year periods.2 Fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2018.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

International Growth and Income FundSM
Investment portfolio
December 31, 2018
unaudited
Common stocks 93.22% Financials 17.98%	Shares	Value (000)
AIA Group Ltd.	28,223,600	$234,281
DBS Group Holdings Ltd.	11,422,700	198,543
Prudential PLC	10,011,200	178,899
HDFC Bank Ltd.	3,422,860	104,022
HDFC Bank Ltd. (ADR)	641,307	66,433
Société Générale	4,934,000	157,270
Toronto-Dominion Bank (CAD denominated)	1,887,000	93,797
B3 SA - Brasil, Bolsa, Balcao	12,671,000	87,650
Euronext NV	1,353,835	78,023
AXA SA	3,555,300	76,818
ABN AMRO Group NV, depository receipts	2,965,000	69,777
Ping An Insurance (Group) Co. of China, Ltd., Class H	6,770,000	59,785
Svenska Handelsbanken AB, Class A1	5,020,827	55,702
Bank of China Ltd., Class H	128,619,000	55,518
Banco Santander, SA	11,595,101	52,782
Sberbank of Russia PJSC (ADR)	4,805,000	52,663
AIB Group PLC	11,030,784	46,361
Bank Central Asia Tbk PT1	24,450,800	44,118
Credicorp Ltd.	196,500	43,558
Aviva PLC	8,385,000	40,132
HSBC Holdings PLC (GBP denominated)	4,554,000	37,549
Deutsche Boerse AG1	310,500	37,333
Kotak Mahindra Bank Ltd.	1,990,000	35,815
Intercontinental Exchange, Inc.	470,000	35,405
London Stock Exchange Group PLC	661,000	34,223
ORIX Corp.[1]	2,200,000	32,086
Banco Bradesco SA, preferred nominative	3,070,000	30,615
Moscow Exchange MICEX-RTS PJSC[1]	26,215,000	30,475
Bank Leumi le-Israel BM	4,928,409	29,788
FinecoBank SpA[1]	2,900,000	29,092
Fairfax Financial Holdings Ltd., subordinate voting (CAD denominated)	50,500	22,231
BB Seguridade Participações SA	3,047,510	21,694
Shriram Transport Finance Co. Ltd.	1,200,000	21,313
Bankia, SA	6,947,000	20,376
National Australia Bank Ltd.	1,087,871	18,443
UniCredit SpA[1]	1,580,371	17,859
Banco Bilbao Vizcaya Argentaria, SA	3,135,748	16,654
Resona Holdings, Inc.[1]	2,987,000	14,372
Macquarie Group Ltd.	186,417	14,266
Barclays PLC	7,121,573	13,663
Unione di Banche Italiane SpA[1]	3,984,000	11,526
Deutsche Bank AG1	1,254,439	10,017
Hong Kong Exchanges and Clearing Ltd.	290,800	8,415
Tokio Marine Holdings, Inc.[1]	174,700	8,340
International Growth and Income Fund — Page 1 of 7

unaudited
Common stocks (continued) Financials (continued)	Shares	Value (000)
Mitsubishi UFJ Financial Group, Inc.[1]	1,366,200	$6,691
Piraeus Bank SA2	12,077	12
		2,354,385
Consumer discretionary 11.10%
Wynn Macau, Ltd.	83,676,000	182,515
Sony Corp.[1]	2,540,000	122,868
MGM China Holdings, Ltd.	62,052,000	104,127
Sands China Ltd.	17,533,200	76,801
HUGO BOSS AG1	1,131,298	69,923
Alibaba Group Holding Ltd. (ADR)[2]	469,500	64,354
Restaurant Brands International Inc.	767,000	40,114
Restaurant Brands International Inc. (CAD denominated)	435,000	22,725
InterContinental Hotels Group PLC	1,135,400	61,317
Carnival Corp., units	1,220,000	60,146
Hyundai Motor Co., Series 2[1]	680,337	46,877
Hyundai Motor Co.[1]	115,483	12,241
adidas AG1	266,500	55,699
Tata Motors Ltd.[2]	19,035,000	47,086
Accor SA	940,000	39,968
Cie. Financière Richemont SA, Class A1	601,500	38,539
GVC Holdings PLC	4,290,000	36,854
Lojas Americanas SA, preferred nominative	5,980,000	30,396
Sodexo SA	282,000	28,918
Nitori Holdings Co., Ltd.[1]	219,800	27,463
OPAP SA	3,042,048	26,472
Nokian Renkaat Oyj[1]	840,000	25,826
Las Vegas Sands Corp.	485,000	25,244
Bayerische Motoren Werke AG1	310,000	25,115
LVMH Moët Hennessy-Louis Vuitton SE	83,500	24,702
Evolution Gaming Group AB1	384,500	22,100
Carnival PLC	435,000	20,864
Daimler AG1	390,400	20,540
Maruti Suzuki India Ltd.	180,000	19,248
Kingfisher PLC	6,915,000	18,289
Peugeot SA	791,000	16,898
Ctrip.com International, Ltd. (ADR)[2]	623,800	16,880
Kindred Group PLC (SDR)[1]	1,255,000	11,552
Samsonite International SA	3,834,000	10,894
		1,453,555
Information technology 10.67%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	59,984,506	436,839
Samsung Electronics Co., Ltd., nonvoting preferred[1]	4,926,095	139,655
Samsung Electronics Co., Ltd.[1]	625,000	21,588
ASML Holding NV	902,500	141,829
Vanguard International Semiconductor Corp.[1]	61,775,000	118,182
Broadcom Inc.	433,300	110,179
Murata Manufacturing Co., Ltd.[1]	717,500	97,270
Telefonaktiebolaget LM Ericsson, Class B1	8,000,236	70,363
TDK Corp.[1]	658,900	46,064
Amadeus IT Group SA, Class A, non-registered shares	557,500	38,862
Temenos AG1	307,000	36,822
ASM Pacific Technology Ltd.	3,757,100	36,201
AAC Technologies Holdings Inc.	4,749,248	27,566
International Growth and Income Fund — Page 2 of 7

unaudited
Common stocks (continued) Information technology (continued)	Shares	Value (000)
PagSeguro Digital Ltd., Class A2	1,340,973	$25,116
Largan Precision Co., Ltd.[1]	217,000	22,616
MediaTek Inc.[1]	2,829,000	20,943
Renesas Electronics Corp.[1,2]	1,540,800	7,047
		1,397,142
Industrials 8.83%
Airbus SE, non-registered shares	2,297,900	221,051
BAE Systems PLC	15,013,000	87,871
Meggitt PLC	13,457,067	80,788
Alliance Global Group, Inc.[1]	350,520,000	79,309
Safran SA	616,000	74,389
International Consolidated Airlines Group, SA (CDI)	9,003,000	70,917
Edenred SA	1,530,000	56,289
CCR SA, ordinary nominative	19,252,700	55,636
ACS, Actividades de Construcción y Servicios, SA	1,092,307	42,339
Ryanair Holdings PLC (ADR)[2]	576,129	41,101
MTU Aero Engines AG1	221,000	40,085
ASSA ABLOY AB, Class B1	1,963,000	35,022
Aalberts Industries NV, non-registered shares	980,000	32,618
Rheinmetall AG1	332,819	29,444
VINCI SA	320,803	26,472
Flughafen Zürich AG1	150,000	24,805
KONE Oyj, Class B1	488,000	23,262
Grupo Aeroportuario del Pacífico SAB de CV	2,572,000	20,920
Cía. de Distribución Integral Logista Holdings, SA, non-registered shares	801,500	20,074
DCC PLC	258,000	19,681
Geberit AG1	34,500	13,416
Epiroc AB1,2	1,439,181	13,189
SNC-Lavalin Group Inc.	382,250	12,857
Kühne + Nagel International AG1	86,800	11,154
JGC Corp.[1]	652,300	9,177
SMC Corp.[1]	24,800	7,486
Capita PLC[2]	4,209,200	6,022
		1,155,374
Energy 8.55%
Royal Dutch Shell PLC, Class B	10,584,515	315,690
Royal Dutch Shell PLC, Class B (ADR)	180,000	10,789
Royal Dutch Shell PLC, Class A	119,990	3,529
TOTAL SA	2,801,779	148,244
Enbridge Inc. (CAD denominated)	3,490,388	108,429
Enbridge Inc. (CAD denominated)[3]	133,054	4,133
LUKOIL Oil Co. PJSC (ADR)	1,305,000	93,282
Inter Pipeline Ltd.	4,536,000	64,259
Schlumberger Ltd.	1,629,300	58,785
INPEX Corp.[1]	6,178,900	54,892
Gazprom PJSC (ADR)	10,630,000	47,080
Reliance Industries Ltd.	2,915,000	46,816
BP PLC	6,345,000	40,109
Coal India Ltd.	7,810,000	26,932
Canadian Natural Resources, Ltd.	745,000	17,977
Canadian Natural Resources, Ltd. (CAD denominated)	330,000	7,962
Keyera Corp.	1,150,000	21,742
Galp Energia, SGPS, SA, Class B	1,335,000	21,101
International Growth and Income Fund — Page 3 of 7

unaudited
Common stocks (continued) Energy (continued)	Shares	Value (000)
China Petroleum & Chemical Corp., Class H	14,450,000	$10,316
Rosneft Oil Co. PJSC (GDR)	1,358,900	8,398
China Oilfield Services Ltd., Class H	9,462,000	8,132
		1,118,597
Health care 7.88%
AstraZeneca PLC	4,403,300	329,619
Sanofi	1,909,200	165,504
Novartis AG1	1,292,600	110,421
Hypera SA, ordinary nominative	8,686,000	67,682
Novo Nordisk A/S, Class B1	1,429,475	65,550
Bayer AG1	843,954	58,584
HOYA Corp.[1]	657,000	39,516
Fisher & Paykel Healthcare Corp. Ltd.	4,336,000	37,834
Koninklijke Philips NV	960,000	34,021
GlaxoSmithKline PLC	1,388,000	26,381
Roche Holding AG, nonvoting, non-registered shares[1]	102,000	25,267
William Demant Holding A/S1,2	676,000	19,210
Shionogi & Co., Ltd.[1]	328,600	18,750
ORPEA Group, non-registered shares	138,000	14,107
Coloplast A/S, Class B [1]	113,000	10,501
Sun Pharmaceutical Industries Ltd.	1,320,911	8,145
		1,031,092
Consumer staples 7.56%
Nestlé SA1	2,977,450	241,681
British American Tobacco PLC	3,771,400	120,176
Kao Corp.[1]	1,438,750	106,772
Associated British Foods PLC	2,186,100	56,926
Carlsberg A/S, Class B1	526,226	55,914
Coca-Cola European Partners PLC	1,210,000	55,479
Kweichow Moutai Co., Ltd., Class A1	499,853	42,901
Anheuser-Busch InBev SA/NV	613,000	40,525
Philip Morris International Inc.	580,000	38,721
Shoprite Holdings Ltd.	2,752,864	36,383
Imperial Brands PLC	1,065,000	32,267
Pernod Ricard SA	186,900	30,686
Ambev SA	5,255,000	20,853
Meiji Holdings Co., Ltd.[1]	241,500	19,733
Bakkafrost P/F1	325,000	15,915
Coca-Cola FEMSA, SAB de CV, Series L	2,600,000	15,764
Danone SA	222,400	15,674
Japan Tobacco Inc.[1]	600,400	14,328
Mowi ASA[1]	556,000	11,744
Coca-Cola Amatil Ltd.	1,914,341	11,043
Asahi Group Holdings, Ltd.[1]	169,800	6,600
		990,085
Materials 7.14%
Vale SA, ordinary nominative	10,192,937	134,126
Vale SA, ordinary nominative (ADR)	4,090,000	53,947
Rio Tinto PLC	2,205,000	104,831
Air Liquide SA1	485,222	60,292
Air Liquide SA, bonus shares[1]	221,127	27,477
Air Liquide SA, non-registered shares	55,300	6,871
International Growth and Income Fund — Page 4 of 7

unaudited
Common stocks (continued) Materials (continued)	Shares	Value (000)
Akzo Nobel NV	1,156,000	$93,244
Koninklijke DSM NV	1,130,000	92,493
Glencore PLC	24,259,856	90,090
Nutrien Ltd.	1,522,640	71,515
Asahi Kasei Corp.[1]	4,700,000	48,309
Anhui Conch Cement Co. Ltd., Class H	8,117,000	39,390
Randgold Resources Ltd.[1]	405,100	33,513
Boral Ltd.	7,150,784	24,881
AngloGold Ashanti Ltd.	1,397,299	17,651
LafargeHolcim Ltd.[1]	346,300	14,264
Croda International PLC	183,448	10,955
Anglo American Platinum Ltd.	154,475	5,776
Shin-Etsu Chemical Co., Ltd.[1]	62,600	4,870
		934,495
Communication services 6.85%
Nintendo Co., Ltd.[1]	518,800	138,139
Vodafone Group PLC	39,273,900	76,539
BT Group PLC	25,030,000	75,962
SoftBank Group Corp.[1]	1,136,710	75,648
Naspers Ltd., Class N	372,000	74,782
Koninklijke KPN NV	23,454,305	68,794
China Tower Corp. Ltd., Class H2	352,016,000	66,533
Spark New Zealand Ltd.	23,765,000	66,197
Axel Springer SE1	926,501	52,423
SK Telecom Co., Ltd.[1]	175,700	42,481
Altice Europe NV, Class A2	20,676,253	40,249
América Móvil, SAB de CV, Series L (ADR)	1,574,800	22,441
Tencent Holdings Ltd.	517,000	20,731
KT Corp. (ADR)	1,262,200	17,948
Nexon Co., Ltd.[1,2]	1,380,000	17,769
Baidu, Inc., Class A (ADR)[2]	112,000	17,763
Bharti Airtel Ltd.	2,914,725	13,047
Inmarsat PLC	1,808,700	8,744
		896,190
Utilities 3.98%
Enel SpA[1]	27,497,196	158,914
Ørsted AS1	1,293,630	86,324
Rubis SCA	1,003,985	53,927
SSE PLC	3,756,526	51,783
Brookfield Infrastructure Partners LP	1,380,000	47,661
NTPC Ltd.	21,500,000	45,901
Guangdong Investment Ltd.	21,478,000	41,527
Iberdrola, SA, non-registered shares	3,210,000	25,811
National Grid PLC	987,300	9,617
		521,465
Real estate 2.68%
Link Real Estate Investment Trust REIT	13,450,152	136,211
CK Asset Holdings Ltd.	12,492,244	91,412
Brookfield Property Partners LP	2,841,600	45,806
International Growth and Income Fund — Page 5 of 7

unaudited
Common stocks (continued) Real estate (continued)	Shares	Value (000)
Longfor Group Holdings Ltd.	14,541,000	$43,453
Vonovia SE1	759,098	34,449
		351,331
Total common stocks (cost: $11,877,881,000)		12,203,711
Convertible bonds 0.22% Financials 0.22%	Principal amount (000)
Banco Bilbao Vizcaya Argentaria, SA, contingent convertible bonds, 7.00% (undated) (EUR Annual (vs. 6M EURIBOR) 5Y + 6.155% on 2/19/2019)[4]	€ 25,200	28,865
Total convertible bonds (cost: $28,393,000)		28,865
Bonds, notes & other debt instruments 0.04% U.S. Treasury bonds & notes 0.04% U.S. Treasury 0.04%
U.S. Treasury 1.125% 2019	$5,000	4,989
Total bonds, notes & other debt instruments (cost: $4,991,000)		4,989
Short-term securities 6.14%
ANZ New Zealand (International) Ltd. 2.72% due 3/13/2019[3]	27,300	27,154
Argentinian Treasury Bills (6.40%)–1.13% due 2/28/2019–4/30/2019	ARS442,994	13,362
Chariot Funding, LLC 2.40% due 1/2/2019[3]	$75,000	74,990
Commonwealth Bank of Australia 2.50% due 1/23/2019[3]	125,600	125,402
Federal Home Loan Bank 2.34% due 1/31/2019	30,000	29,941
Freddie Mac 2.36% due 2/20/2019	45,000	44,850
Mizuho Bank, Ltd. 2.42%–2.60% due 1/4/2019–2/21/2019[3]	89,800	89,604
Nordea Bank AB 2.69% due 3/5/2019[3]	103,100	102,621
Québec (Province of) 2.51% due 1/22/2019[3]	57,200	57,115
Swedbank AB 2.60% due 3/15/2019	30,000	29,841
Toronto-Dominion Bank 2.39%–2.72% due 1/7/2019–3/11/2019[3]	160,200	159,758
Total Capital Canada Ltd. 2.50% due 1/30/2019[3]	50,000	49,893
Total short-term securities (cost: $804,714,000)		804,531
Total investment securities 99.62% (cost: $12,715,979,000)		13,042,096
Other assets less liabilities 0.38%		49,843
Net assets 100.00%		$13,091,939
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $3,793,243,000, which represented 28.97% of the net assets of the fund. This amount includes $3,671,961,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $690,670,000, which represented 5.28% of the net assets of the fund.
[4]	Step bond; coupon rate may change at a later date.
International Growth and Income Fund — Page 6 of 7

unaudited
Key to abbreviations and symbol
ADR = American Depositary Receipts
ARS = Argentine pesos
CAD = Canadian dollars
CDI = CREST Depository Interest
EUR/€ = Euros
EURIBOR = Euro Interbank Offered Rate
GBP = British pounds
GDR = Global Depositary Receipts
SDR = Swedish Depositary Receipts
Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.
All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.
©2019 Capital Group. All rights reserved.
MFGEFPX-034-0219O-S66036	International Growth and Income Fund — Page 7 of 7

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	Effective May 28, 2018, the International Growth and Income Fund’s investment adviser implemented a new fixed income order management, trading, and compliance system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the International Growth and Income Fund’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNATIONAL GROWTH AND INCOME FUND

By /s/ Donald H. Rolfe
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Donald H. Rolfe
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: February 28, 2019

By /s/ Hong T. Le
Hong T. Le, Treasurer and Principal Financial Officer

Date: February 28, 2019